                                                                        EX-10.32

                       EIGHTH AMENDMENT TO CREDIT FACILITY


                           EIGHTH AMENDMENT dated as of December 31, 1999 (the
                  "Eighth Amendment"), to the Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998, the Second Amendment dated as of November 13, 1998, the Third Amendment dated as of March 31, 1999, the Fourth Amendment dated as of April 30, 1999, the Fifth Amendment dated as of September 30, 1999, Sixth Amendment dated as of November 15, 1999, and Seventh Amendment dated as of December 6, 1999 (the Amended and Restated Credit Agreement as so amended being referred to herein as the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), Bank of America, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

         The Borrower has advised the Agent that it does not have sufficient funds to pay all of the interest on the Loans that is due and payable on December 31, 1999, including without limitation, the Deferred Interest (as defined in the Seventh Amendment) and interest which has become due since December 6, 1999. The failure to pay all of such interest would constitute an Event of Default under the Credit Agreement. The Borrower also has advised the Agent that it has used its best efforts to comply with Article VII, subsection
(r) of the Credit Agreement, but has failed to comply therewith. The Parent and the Borrower have requested that a portion of interest on the Loans on December 31, 1999 in the aggregate amount of $1,402,395.89 be deferred and that relief from Article VII, subsection (r) be granted. The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Eighth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby deleted and replaced by the insertion of a new Section 5.15 as follows:

                  SECTION 5.15. Obtain New Capital. The Parent and the Borrower shall:

                           (a) use their best efforts to consider, evaluate and
                  pursue all potential sources of obtaining substantial amounts of new capital (including, without limitation, current equity holders, private investors, merger partners and public markets) and to negotiate with all such potential sources of capital (the "Potential Investors") in good faith;

                           (b) by January 27, 2000, present term sheet(s) from
                  Potential Investors setting forth the available alternatives to the Parent's Board of Directors to be approved; and

                           (c) by January 27, 2000, obtain the approval of the
                  Parent's Board of Directors to enter into a letter of intent with the one of the Potential Investors and obtain the commitment of the Parent's principal shareholder to support the transaction so approved.

                           (d) by January 31, 2000, enter into a letter of
                  intent (the "Letter of Intent") with a Potential Investor to make an investment in the Parent/Borrower on terms approved by the Parent's Board of Directors and acceptable to the Lenders which shall be in form and substance acceptable to the Lenders in their sole and absolute discretion; and

                           (e) by February 15, 2000, enter into a binding
                  agreement with such Potential Investor pursuant to the Letter of Intent, subject to normal and usual contingencies, such as due diligence and shareholder votes, but such agreement shall be in all respects acceptable to the Lenders in their sole and absolute discretion.

         SECTION 1.02. Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by deleting sub-Articles VII (r) and (s), inserting the following in lieu thereof:


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

                  (r) the Borrower (x) receives information that the Russian Contract has been preliminarily awarded to another bidder, or (y) receives notification that it will not be, or likely will not be, awarded the Russian Contract; or

                  (s) the agreement described in Section 5.15 (e) above is not consummated and the investment provided thereunder made on or before March 31, 2000.

         For purposes of Sub-Article (r) above, "Russian Contract" means the Russian Defense Force/ Defense Threat Reduction Agency RFP and the Borrower's submission with respect thereto submitted on December 3, 1999.


         SECTION 1.03. Amendment to Section 1.04 of the Seventh Amendment.
Section 1.04 of the Seventh Amendment is hereby amended to read as follows in its entirety:

                  SECTION 1.04. Deferred Payments. (a) Notwithstanding anything contained in the Amended Agreement or any of the other Loan Documents to the contrary, the Deferred Interest Payments (hereinafter defined) shall, subject to subsection (b) hereof, be due and payable in full on February 29, 2000. For purposes of this Section 1.04, "Deferred Interest Payments" shall mean all interest and other amounts due on the Loans as listed on Schedule A-8 attached hereto.

                  (b) If the Borrower fails to comply with any provision of
         Section 5.15 of the Amended Agreement, then, notwithstanding section
         (a) above or Section 1.01 (b) of the Sixth Amendment (which amendment deferred payment of certain principal payments of $1,400,000 each originally due on November 30, 1999 and December 31, 1999, respectively (the "Deferred Principal Payments")), and without prejudice to or waiver of the Lenders rights under sub-Article (c) of Article VII of the Amended Agreement, each of the Deferred Interest Payments and the Deferred Principal Payments shall be due and payable on a date which is three (3) business days after the date such compliance should have occurred, without further notice or action of the Lenders.

         SECTION 1.04. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Eighth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Eighth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed including, without limitation, the obligation to pay all principal and interest due on and prior to the date hereof and no Default or Event of Default has occurred or is continuing under the Amended Agreement, other than the Defaults or Events of Default described in Section 1.02 of the Sixth Amendment.

                  (c) The execution, delivery and performance by the Borrower and the Parent of this Eighth Amendment have been duly authorized by the Borrower.

                  (d) This Eighth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

                  (e) The execution, delivery and performance by the Borrower of this Eighth Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.


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

         SECTION 1.05. Effectiveness. This Eighth Amendment shall become effective as of December 31, 1999 (the "Eighth Amendment Effective Date") upon satisfaction of the following conditions precedent:

                  (a) The Agent shall have received duly executed counterparts of this Eighth Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

                  (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.04 hereof are true and correct on and as of the Eighth Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

                  (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Eighth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

                  (e) The Agent shall have received payment of and all fees and expenses set forth in Section 1.07.

         SECTION 1.06. APPLICABLE LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.07. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Eighth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         SECTION 1.08. Counterparts. This Eighth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Eighth Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Eighth Amendment.

         SECTION 1.09. Financial Consultant and Advisor to the Lenders. The Lenders and/or their counsel have decided to engage a financial consultant/adviser to provide advice and other services with respect to the Loans and the financial and other condition of the Parent and the Borrower and their affiliates. The Parent and the Borrower agree (a) that all cost and expenses of such financial adviser/consultant shall be paid by the Borrower and
(b) that such consultant/adviser be given reasonable access upon reasonable request to the Parent and the Borrower, their premises, their and their affiliates' books and records, and their and their affiliates' employees and officers. The Agent may, but shall not be obligated to, provide the Borrower with certain of one or more of the following: the name of such consultant, an estimate of costs and expense of such engagement, and the scope of such engagement, provided, however, that none of the foregoing shall limit or diminish the Agent's right to choose such consultant or the actual cost, scope and terms and conditions of such engagement or prevent the Agent from expanding the costs and scope of such engagement, at its sole discretion.

         SECTION 1.10. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                  FIREARMS TRAINING SYSTEMS, INC.
                                  as Parent


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FATS, INC.
                                  as Borrower


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF AMERICA, N.A., as Agent, Swingline
                                  Lender and Issuing Bank and individually as a Lender


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FIRST SOURCE FINANCIAL LLP, by First Source
                                  Financial, Inc., as Agent/Manager


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BHF (USA) CAPITAL CORPORATION


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title


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


                                  BANK AUSTRIA CREDITANSTALT CORPORATE
                                  FINANCE, INC. (FKA CREDITANSTALT CORPORATE
                                  FINANCE, INC.)

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


AGREED and CONSENTED,
as of the date first above written:


DART INTERNATIONAL, INC.

By:
   ---------------------------------
   Name:
   Title:


FIREARMS TRAINING SYSTEMS, INC.

By:
   ---------------------------------
   Name:
   Title:

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                                  SCHEDULE A-8


REVOLVER:

         Base Rate Interest Due on 12/31/99                      $240,505.36


TERM A:

         Libor Interest Due on 12/1/99                           $372,576.75

TERM B:

         LiborInterest Due on 12/1/99                            $789,313.78



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